CRAWFORD DIVIDEND GROWTH FUND

Supplement to the Prospectus dated April 30, 2010

Effective May 2, 2011, Crawford Investment Counsel, Inc., investment advisor to the Crawford Dividend Growth Fund (the “Fund”), has voluntarily agreed to lower its management fee with respect to the Fund from 1.00% to 0.50% of the Fund’s average daily net assets.  All references in the Prospectus to the Fund’s management fee are hereby updated accordingly.

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This supplement and the Prospectus provide the information a prospective investor should know about the Fund and should be retained for future reference. A Statement of Additional Information, dated April 30, 2010 has been filed with the Securities and Exchange Commission, and is incorporated herein by reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling Shareholder Services at (800) 431-1716

Supplement dated April 29, 2011